May 6, 2009

PMC Funds

PMC Core Fixed Income Fund (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2008, as supplemented on January 27, 2009,
March 3, 2009 and April 27, 2009.

Effective May 4, 2009, Lehman Brothers Asset Management LLC (“LBAM”), a sub-adviser to the Fund, has been acquired by Neuberger Berman Group LLC (“NBG”).  Under the Investment Company Act of 1940, as amended, the acquisition of LBAM by NBG results in the assignment and automatic termination of the sub-advisory agreement between Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), and LBAM.  In addition, on May 4, 2009, LBAM changed its name to Neuberger Berman Fixed Income LLC (“NBFI”) in connection with the acquisition.  Accordingly, the Adviser has entered into a new sub-advisory agreement with NBFI, which incorporates the same terms and conditions included in the terminated agreement with LBAM.  The sub-advisory agreement with NBFI was approved by the Trust’s Board of Trustees in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of September 26, 2007.  All references to LBAM are hereby replaced with references to NBFI in the Prospectus and SAI, as supplemented.  Additionally, the following section beginning of page 16 of the Prospectus is revised to include the following disclosure:

“Management of the Fund - The Sub-Advisers and Portfolio Managers”

Neuberger Berman Fixed Income LLC
The Adviser has entered into a sub-advisory agreement with Neuberger Berman Fixed Income LLC (“NBFI”) to manage a portion of the Core Fixed Income Fund’s assets.  NBFI’s principal office is located at 190 South LaSalle Street, Suite 2400, Chicago, IL 60603, and is a registered investment adviser.  NBFI and its affiliates (collectively, “Neuberger Berman”) provide a broad range of global investment solutions, including equity, fixed income and alternatives, to institutions and individuals through customized seperately managed accounts and funds.  As of May 4, 2009, Neuberger Berman had approximately $158 billion in assets under management.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this Prospectus and SAI Supplement is May 6, 2009.